SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 11, 2000

QUEENS COUNTY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22278 (Commission File Number)	06-1377322 (IRS Employer Identification No.)

38-25 Main Street Flushing, NY (Address of principal executive offices)	11354 (Zip Code)

Registrant's telephone number, including area code: (718) 359-6400

N/A
(Former name or former address, if changed since last report)

Item 5.   Other Events

         On October 11, 2000, Queens County Bancorp, Inc., a Delaware corporation, announced its financial results for the third quarter and nine months ended September 30, 2000. Attached hereto is the press release summarizing those results.

Item 7.   Exhibits

99.1	Queens County Bancorp, Inc. Earnings Press Release dated October 11, 2000.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Queens County Bancorp, Inc. By: /s/ Joseph R. Ficalora Name: Joseph R. Ficalora Title: Chairman, President and Chief Executive Officer

Date: October 12, 2000